OTHER CURRENT ASSTES (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
OTHER CURRENT ASSETS.
Oil inventory on hand, lesser of cost or net realizable value	$ 908	$ 517
Equipment inventory, lesser of cost or net realizable value	1,479	1,721
Prepaid expenses	915	1,205
Other	170	635
Total other current assets	$ 3,472	$ 4,078